Employee Benefit Plans	9 Months Ended
Sep. 30, 2021
Retirement Benefits [Abstract]
Employee Benefit Plan	Employee Benefit Plans The Company has a voluntary 401(k) savings plan that provides a 3.0% safe harbor contribution to all employees. In addition, a minimum profit-sharing contribution is required to satisfy year end plan testing. The profit-sharing contribution was approximately 1.4% in 2020, 2019 and 2018. The Company made contributions of approximately $2.4 million, $2.0 million and $2.0 million for the years ended December 31, 2020, 2019 and 2018, respectively, recorded within cost of platform, sales and marketing and general and administrative expenses in the accompanying consolidated statements of operations.